VCC MORTGAGE SECURITIES, LLC ABS-15G

EXHIBIT 99.01

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) between March 2016 and July 2023 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of six hundred seventy-six (676) unique mortgage loans (the “Review”).

The Review totals, for mortgage loans within the final securitization population, were as follows:

			Pool	%
Review	Property Type	Review Population	Population	Population
Guideline Review	Small Bal CRE	125	223	56.05%
(Including Data Integrity)	Investor 1-4 Fam*	263	551	47.73%
Total Guideline Review		388	774	50.13%

  *All investor 1-4 Fam in the Guideline Review were also review for Non-Owner Occupancy (“NOO”)

			Pool	%
Review	Property Type	Review Population	Population	Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	288	551	52.27%
Total NOO Review		288	551	52.27%

			Pool	%
Review	Property Type	Review Population	Population	Population
Data Integrity Review	Small Bal CRE	123	223	55.16%
	Investor 1-4 Fam	551	551	100.00%
Total Data Integrity Review		674	774	87.08%

In addition to the Guideline and NOO Review, AMC performed a Servicing and Title Review as detailed further in Section 8.

1 | Page

			Pool	%
Review	Property Type	Review Population	Population	Population
Title Review	Small Bal CRE >=	55	55	100.00%
	6 months
	Investor 1-4 Fam >=	61	62	98.39%
	6 months
Total Title Review		116	117	99.15%

			Pool	%
Review	Property Type	Review Population	Population	Population
Servicing Review	Small Bal CRE >=	55	55	100.00%
	6 months
	Investor 1-4 Fam >=	62	62	100.00%
	6 months*
Total Servicing Review		117	117	100.00%

*AMC reviewed one (1) additional loan for the servicing review less than 6 months of first pay date to make the total servicing review one hundred eighteen (118). This loan was not included in the table above but detailed in the Servicing and Pay History review details below.

(3) Determination of the sample size and computation.

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples, but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. DBRS and Kroll are aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review), involved forty-two (42) potential fields for the full Guideline Review and the Non-Owner Occupancy Review. The data fields are listed below.

Field	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	674	0.00%	674
Amortization Term	33	674	4.90%	674
Amortization Type	0	674	0.00%	674
Appraised Value	0	674	0.00%	674
Borrower Full Name	0	674	0.00%	674
City	0	674	0.00%	674

2 | Page

Contract Sales Price	0	674	0.00%	674
DCR UW VCC	0	674	0.00%	674
First Interest Rate Change Date	0	674	0.00%	674
First Payment Change Date	0	674	0.00%	674
Index Type	0	674	0.00%	674
Interest Only	0	674	0.00%	674
Interest Rate Change Frequency	0	674	0.00%	674
Interest Rate Initial Cap	0	674	0.00%	674
Interest Rate Initial Maximum	0	674	0.00%	674
Interest Rate Initial Minimum	0	674	0.00%	674
Interest Rate Life Cap	0	674	0.00%	674
Interest Rate Life Max	0	674	0.00%	674
Interest Rate Life Min	0	674	0.00%	674
Interest Rate Periodic Cap	0	674	0.00%	674
Investment Property Type	0	674	0.00%	674
Lien Position	0	674	0.00%	674
LTV Valuation Value	0	674	0.00%	674
Margin	0	674	0.00%	674
Maturity Date	0	674	0.00%	674
Mod	0	674	0.00%	674
Next Interest Rate Change Date	0	674	0.00%	674
Note Date	0	674	0.00%	674
Occupancy	0	674	0.00%	674
Original Interest Rate	0	674	0.00%	674
Original Loan Amount	0	674	0.00%	674
Original LTV	0	674	0.00%	674
Original P&I	0	674	0.00%	674
Original Term	0	674	0.00%	674
Prepayment Penalty Period (months)	0	674	0.00%	674
Prepayment Terms	0	674	0.00%	674
Purpose	0	674	0.00%	674
Refi Purpose	0	674	0.00%	674
Representative FICO	0	674	0.00%	674
State	0	674	0.00%	674
Street	0	674	0.00%	674
Zip	0	674	0.00%	674
Total	33	28,308	0.12%	28,308

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

3 | Page

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

4 | Page

▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).
▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.
▪	For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.
▪	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, Client ordered secondary valuation products on two hundred forty-three (243) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal / LTV value and the secondary valuation was greater than 10% and oriented with 24 months, an adverse event level was placed on the loan.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

5 | Page

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Data Integrity Review

For the loans in the Guideline Review population, Non-Owner Occupancy Review and additional population, data points were reviewed between the data tape and the data collected by AMC.

Servicing Review (118 loans)

AMC performed up to 12-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review (118 loans)

AMC performed up to 12-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 12 month look back for each mortgage loan within the payment history population.

Title Review (116 loans)

SitusAMC was engaged to perform diligence on multiple pools of mortgage loans between March 2022 and June 2022. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). SitusAMC gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.	Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:
a.	Regional statutes/case law related to lien/mortgage enforcement
b.	Debtor Identity Verification (i.e. Commonality of Name)
c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.

6 | Page

d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.	Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, SitusAMC reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether SitusAMC believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

E.	Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in Item 3 above.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or

7 | Page

uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

Three hundred eighty-six (386) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 31.96% of the mortgage loans by number have a Credit grade of “A.” The “B” and “C “grades correspond to two hundred sixty-four (264) mortgages loans where the lender issued a guideline exception/waiver. There is a total of five hundred sixty-five (565) waived credit exceptions affecting those two hundred sixty-four (264) mortgages loans. Some mortgage loans received multiple waivers.

Guideline Review Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	124	31.96%
B	262	67.53%
C	2	0.52%
D	0	0.00%
Total	388	100.00%

Non-Owner Occupancy Review Credit Results

All two hundred eighty-eight (288) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 100.00% of the mortgage loans by number have a Credit grade of “A.”

Non-Owner Occupancy Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	288	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	288	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately ordered by AMC during the review. The Client ordered a secondary valuation product on two hundred nineteen (219) residential mortgage loans. Zero (0) mortgage loan had a value more than 10% below Origination Value or a secondary valuation was not received.

8 | Page

Guideline Review Valuation Results:

Three hundred eighty-one (381) of the mortgage loans received a Property grade “A”. Two (2) mortgage loan received a Property grade “B” and five (5) mortgage loan review a Property grade “C”.

Guideline Review Valuation Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	381	98.20%
B	2	0.52%
C	5	1.29%
D	0	0.00%
Total	388	100.00%

OVERALL RESULTS SUMMARY

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, three hundred eighty-two (382) mortgage loans reviewed by AMC in the Full Guideline Review scope have an Overall grade of “B” or higher and 31.96% of the mortgage loans by number have an Overall grade of “A.” Six (6) mortgage loans received and Overall grade of “C”.

The table below summarizes the Overall grade based on the Credit and Property Valuation sections above:

Guideline Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	124	31.96%
B	258	66.49%
C	6	1.55%
D	0	0.00%
Total	388	100.00%

Non-Owner Occupancy Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all two hundred eight-half (288) mortgage loans reviewed by AMC have an Overall grade of “A”.

Non-Owner Occupancy Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	288	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	288	100.00%

PAYMENT HISTORY REVIEW SUMMARY

AMC conducted a Payment History Review on one hundred eighteen (118) mortgage loans. Of such mortgage loans, thirty-six (36) mortgage loans had delinquencies during the lookback period and no missing data during the lookback period. Zero (0) mortgage loans were missing data within the lookback period.

9 | Page

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	82	69.49%
Delinquency, No Missing Data	36	30.51%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	118	100.00%

SERVICING REVIEW SUMMARY

AMC conducted a Servicing Review on one hundred eighteen (118) mortgage loans The servicer comment review, contained EV1 grades for ninety-eight (98) mortgage loans, EV2 grades for nineteen (19) mortgage loans and EV3 grades for one (1) mortgage loan.

Servicing Review Grade	Loan Count	% of Loans
1	98	83.05%
2	19	16.10%
3	1	0.85%
Total	118	100.00%

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SitusAMC TITLE REVIEW SUMMARY (116 Mortgage Loans, (121 Properties))

As part of the due diligence services, the Client provided SitusAMC with identifying data on 116 mortgage loans, (121 properties). Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	Except with respect to 4 mortgage loan files, there are no potential issues concerning origination deed vesting. With respect to the 4 mortgage loan files, 1 was not able to be mitigated as the mortgage loan file did not contain a Title Policy and 3 mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	Except with respect to 80 Municipal Liens across 15 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 20 Prior Liens across 7 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 20 Prior Liens across 7 mortgage loan files, 1 Prior Lien was not able to be mitigated as the mortgage loan file did not contain a Title Policy, 1 Prior Lien was not able to be mitigated as the mortgage loan file contained a Title Policy on which there is a stated exception which explicitly precludes coverage, and 18 Prior Liens were

10 | Page

determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.

•	Except with respect to 14 Prior Mortgages across 14 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 14 Prior Mortgages across 14 mortgage loan files, 1 Prior Mortgage was not able to be mitigated as the mortgage loan file did not contain a Title Policy, 2 Prior Mortgages were determined to be mitigated because the statutory timeframe for enforceability has passed, and 11 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE THREE HUNDRED EIGHTY-EIGHT (388) LOANS IN THE GUIDELINE REVIEW THAT ARE PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	358	92.27%	$131,675,619.00	93.94%
Adjustable	30	7.73%	$8,490,055.00	6.06%
Total	388	100.00%	$140,165,674.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	388	100.00%	$140,165,674.00	100.00%
Total	388	100.00%	$140,165,674.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1	0.26%	$108,500.00	0.08%
Cash Out: Other/Multi-purpose/Unknown Purpose	243	62.63%	$90,024,557.00	64.23%
Other-than-first-time Home Purchase	138	35.57%	$47,304,217.00	33.75%
Rate/Term Refinance - Borrower Initiated	6	1.55%	$2,728,400.00	1.95%
Total	388	100.00%	$140,165,674.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	388	100.00%	$140,165,674.00	100.00%
Total	388	100.00%	$140,165,674.00	100.00%

11 | Page